Dividends	12 Months Ended
Dec. 31, 2019
Dividends
Dividends

B6    Dividends

B6.1 Demerger dividend in specie of M&G plc

On 21 October 2019, following approval by the Group's shareholders, Prudential plc demerged M&G plc its UK and Europe operations via a dividend in specie. As required by IFRIC 17 'Distributions of Non-cash Assets to Owners', the dividend has been recorded at the fair value of M&G plc being $7,379 million.

B6.2 Other dividends

First and second interim dividends are recorded in the period in which they are paid. Final dividends (if applicable) are recorded in the period in which they are approved by shareholders.

	2019			2018			2017
	Cents per			Cents per			Cents per
	share		$m	share		$m	share		$m
Dividends relating to reporting year:
First interim ordinary dividend	20.29	¢	528	20.55	¢	530	19.50	¢	501
Second interim ordinary dividend	25.97	¢	675	42.89	¢	1,108	43.79	¢	1,132
Total	46.26	¢	1,203	63.44	¢	1,638	63.29	¢	1,633
Dividends paid in reporting year:
Current year first interim ordinary dividend	20.29	¢	526	20.55	¢	530	19.50	¢	501
Second interim ordinary dividend for prior year	42.89	¢	1,108	43.79	¢	1,132	39.82	¢	1,024
Total	63.18	¢	1,634	64.34	¢	1,662	59.32	¢	1,525

Dividend per share

The 2019 first interim ordinary dividend of 20.29 cents per ordinary share was paid to eligible shareholders on 26 September 2019.

The second interim ordinary dividend for the year ended 31 December 2019 of 25.97 cents per ordinary share will be paid on 15 May 2020 to shareholders on the UK register on 27 March 2020 (Record Date), and to shareholders on the Hong Kong register at 4.30pm Hong Kong time on the Record Date (HK Shareholders). Holders of US American Depositary Receipts (US Shareholders) will be paid their dividends on 15 May 2020. The second interim ordinary dividend will be paid on or about 22 May 2020 to shareholders with shares standing to the credit of their securities accounts with The Central Depository (Pte) Limited (CDP) at 5.00pm Singapore time on the Record Date (SG Shareholders).

The Group’s 2020 dividend under the new progressive dividend policy will be determined from a 2019 US dollar base of $958 million (36.84 cents per share), equivalent to the circa £750 million previously disclosed in the Circular. This represents the first interim ordinary dividend relating to 2019 of $528 million plus the second interim ordinary dividend of $675 million less the contribution of remittances from the discontinued M&G plc business to the second interim ordinary dividend of $245 million.

Prudential plc now determines and declares its dividends in US dollars, commencing with dividends paid in 2020, including the 2019 second interim dividend. Shareholders holding shares on the UK or Hong Kong share registers will continue to receive their dividend payments in either pounds sterling or Hong Kong dollars respectively, unless they elect otherwise. Shareholders holding shares on the UK or Hong Kong registers may elect to receive dividend payments in US dollars. Elections must be made through the relevant UK or Hong Kong share registrar on or before 23 April 2020. The corresponding amount per share in pounds sterling and Hong Kong dollars is expected to be announced on or about 30 April 2020.The US dollar to pound sterling and Hong Kong dollar conversion rates will be determined by the actual rates achieved by Prudential buying those currencies during the two working days preceding the subsequent announcement. Holders of American Depositary Receipts (ADRs) will continue to receive their dividend payments in US dollars. Shareholders holding an interest in Prudential shares through the Central Depository (Pte) Limited (CDP) in Singapore will continue to receive their dividend payments in Singapore dollars at an exchange rate determined by CDP.

Shareholders on the UK register are eligible to participate in a Dividend Reinvestment Plan.